Supplement dated January 8, 2007

to

Class A, Class C, Class R, and Class S Equity Funds

Prospectus dated January 28, 2006, as revised May 9, 2006

Class I Shares

Prospectus dated January 28, 2006, as revised May 9, 2006

Statement of Additional Information

dated January 28, 2006, as revised May 9, 2006

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Tamarack Small Cap Growth Fund

Name Change and Investment Policy Change: At a meeting on December 7, 2006, the Tamarack Funds’ Board of Trustees approved a name change for the Tamarack Small Cap Growth Fund and certain changes to the Fund’s principal investment strategies consistent with this name change. The following changes will be effective on or about March 9, 2007:

1.

The Fund’s name will be changed to “SMID Cap Growth Fund” and all references in the prospectus and statement of additional information to “Small Cap Growth Fund” will be replaced with “SMID Cap Growth Fund”.

2.

The first four sentences of the prospectus under the heading “Principal Investment Strategies” for the Small Cap Growth Fund (to be renamed SMID Cap Growth Fund) are deleted and replaced with the following:

The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small to mid-sized companies. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. The Fund focuses on equity securities that the Advisor believes have strong prospects for appreciation through growth in earnings. Small to mid-sized companies are defined by the Fund as companies with a market capitalization ranging from the low end of the Russell 2000 Growth Index to the high end of the Russell Midcap Growth Index at the time of purchase by the Fund.

3.

The first sentence of the “Tamarack Small Cap Growth Fund” (to be renamed “Tamarack SMID Cap Growth Fund”) paragraph on page 4 of “Investment Policies” section of the statement of additional information is deleted and replaced with the following:

Tamarack SMID Cap Growth Fund pursues its investment objective of long term capital appreciation by investing under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of small to mid-sized companies.

4.

The first sentence of the “Tamarack Small Cap Growth Fund” (to be renamed “Tamarack SMID Cap Growth Fund”) paragraph on page 34 of the “Non-Fundamental Investment Restrictions” section of the statement of additional information is deleted and replaced with the following:

Tamarack SMID Cap Growth Fund also has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in common stocks of small to mid-sized companies.

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Please keep a copy of this supplement for future reference.